EQUITY	12 Months Ended
Dec. 31, 2024
EQUITY
EQUITY

16.   EQUITY

Common Shares

The Company’s authorized share capital includes an unlimited number of common shares with no par value. As at December 31, 2024, Agnico Eagle’s issued common shares totaled 502,440,336 (December 31, 2023 – 497,970,524), of which 710,831 common shares are held in trusts as described below (2023 — 671,083).

The common shares held in trusts relate to the Company’s RSU plan, PSU plan and LTIP. The trusts have been evaluated under IFRS 10 - Consolidated Financial Statements and are consolidated in the accounts of the Company, with shares held in trust offset against the Company’s issued shares in its consolidated financial statements. The common shares purchased and held in trusts are excluded from the basic net income per share calculations until they have vested. All of the non-vested common shares held in trusts are included in the diluted net income per share calculations, unless the impact is anti-dilutive.

On April 29, 2024, the Company received approval from the TSX to renew its NCIB pursuant to which the Company may purchase up to $500.0 million of its common shares subject to a maximum of 5% of its issued and outstanding common shares. Under the NCIB, the Company may purchase its common shares on the open market, at its discretion, during the period commencing May 4, 2024 and ending on May 3, 2025. Purchases under the NCIB will be made through the facilities of the TSX, the NYSE or other designated exchanges and alternative trading systems in Canada and the United States in accordance with applicable regulatory requirements. All common shares purchased under the NCIB will be cancelled.

During the year ended December 31, 2024, the Company repurchased and cancelled 1,749,086 common shares (2023 - 100,000) for aggregate consideration of $119.9 million (2023 - $4.8 million) at an average price of $68.54 (2023 - $47.74) under the NCIB. The book value of the cancelled shares was $64.9 million (2023 - $3.6 million) and was treated as a reduction to common share capital. The portion of the consideration paid for the repurchased shares in excess of their book value, $55.0 million (2023 - $1.2 million), was treated as a reduction from contributed surplus and retained earnings.

The following table sets out the maximum number of common shares that would be outstanding if all dilutive instruments outstanding as at December 31, 2024 were exercised:

Common shares outstanding at December 31, 2024	501,729,505
Employee stock options	2,125,773
Common shares held in trusts in connection with the RSU plan (Note 17C), PSU plan (Note 17D) and LTIP	710,831
Total	504,566,109

16.   EQUITY (Continued)

Net Income Per Share

The following table sets out the weighted average number of common shares used in the calculation of basic and diluted net income per share:

	Year Ended December 31,
	2024	2023
Net income for the year - basic	$1,895,581	$1,941,307
Add: Dilutive impact of cash settling stock-based compensation	—	(4,736)
Net income for the year - diluted	1,895,581	1,936,571
Weighted average number of common shares outstanding — basic (in thousands)	499,904	488,723
Add: Dilutive impact of common shares related to the RSU plan, PSU plan and LTIP	567	1,174
Add: Dilutive impact of employee stock options	390	16
Weighted average number of common shares outstanding — diluted (in thousands)	500,861	489,913
Net income per share — basic	$3.79	$3.97
Net income per share — diluted	$3.78	$3.95

Diluted net income per share has been calculated using the treasury stock method. In applying the treasury stock method, outstanding employee stock options with an exercise price greater than the average quoted market price of the common shares for the period outstanding are not included in the calculation of diluted net income per share as the impact would be anti-dilutive.

For the year ended December 31, 2024, nil (2023 — 3,323,122) employee stock options were excluded from the calculation of diluted net income per share as their impact would have been anti-dilutive.